EXHIBIT 99.8


                                                                Dated as of
                                                          February 10, 2000

The Warnaco Group, Inc.
90 Park Avenue
New York, New York 10016

Attention: Mr. Bill Finkelstein

Dear Sirs:

                 RE: SUNTRUST BANK ("PARTY A")
                     THE WARNACO GROUP, INC. ("PARTY B")
                     EQUITY FORWARD PURCHASE TRANSACTION

           The purpose of this facsimile is to amend and restate the terms and conditions of the Transaction entered into between Party A and Party B on the Trade Date specified below and amended by agreement of the parties through February 25, 2000 (the "Transaction"). This facsimile constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

           This Confirmation is subject to and incorporates the definitions contained in the 1991 ISDA Definitions, as supplemented by the 1998 Supplement (the "1991 ISDA Definitions"), and the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions") (each as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) (collectively, the "ISDA Definitions"). This Confirmation is also subject to, and incorporates, the definitions contained in Section 14 of the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (the "Section 14 Definitions"), but without any Schedule or other modification thereto, as published by ISDA (the "ISDA Agreement"). In the event of any inconsistency between the ISDA Definitions, the Section 14 Definitions and this Confirmation, this Confirmation will govern. In the event of any inconsistency between the ISDA Definitions and the Section 14 Definitions, the Section 14 Definitions will govern. Until such time as an ISDA Agreement is entered into between you and us, this Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Upon execution by you and us of an ISDA Agreement, with such ISDA Agreement incorporating such modifications as you and we shall in good faith agree, this Confirmation will supplement, form part of, and be subject to, such ISDA Agreement. All provisions contained in the ISDA Agreement shall, upon its execution, govern this Confirmation except as expressly modified below.

           The following provisions in paragraphs 1 through 5 will govern the Transaction evidenced hereby until such time as an ISDA Agreement is entered into between you and us where upon such provisions shall be replaced by the terms of the ISDA Agreement:

1.         MANNER OF PAYMENTS

Each party will make each payment specified in this Confirmation as being payable by it, not later than the due date for value on that date in the place specified below, in freely transferable funds and in the manner customary for such payments in the required currency. If on any date amounts would otherwise be payable in the same currency by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

2.         DEFAULT

           (a) If, at any time, an Event of Default has occurred and is then continuing with respect to a party hereto (such party being hereinafter referred to as the "Defaulting Party"), then the other party (hereinafter referred to as the "Non-defaulting Party"), shall have the right to early terminate and liquidate the Transaction evidenced hereby, together with all other Specified Transactions entered into between Party A and Party B (collectively the "Terminated Transactions") and determine a net amount due in respect of the Terminated Transactions in accordance with the early termination payment calculation provisions of Section 6(e)(i)(3) of the ISDA Agreement based on a payment measure of Market Quotation and a payment method of Second Method. For purposes of giving effect to the foregoing, the Termination Currency shall be United States Dollars. For purposes hereof, "Event of Default" means, in the context of Party A, (i) the failure to make, when due, any payment required of it under this Confirmation and such failure is not remedied within three Business Days following written notice of such failure, or (ii) the occurrence with respect to Party A of any of the Bankruptcy events set out in Section 5(a)(vii) of the ISDA Agreement. In the context of Party B, "Event of Default" means (i) the failure to make, when due, any payment required of it under this Confirmation and such failure is not remedied within three Business Days following written notice of such failure, (ii) the occurrence with respect to Party B of any of the Bankruptcy events set out in Section 5(a)(vii) of the ISDA Agreement, (iii) the occurrence of an "Event of Default" as such term is defined in a Credit Agreement, dated as of November 17, 1999, made by and among Warnaco Inc., The Warnaco Group, Inc., certain banks and financial institutions, as the "Initial Lenders", The Bank of Nova Scotia and Salomon Smith Barney, Inc., as "Co-Lead Arrangers" and "Co-Book Managers", Citibank, N.A., as "Syndication Agent", Societe Generale and Commerzbank AG, as "Co-Documentation Agents" and The Bank of Nova Scotia as "Administrative Agent", as amended and supplemented from time to time (the "Credit Agreement"), (iv) Party B at any time during the Term hereof effects with one or more counterparties (other than Party A), forward equity purchase transactions pertaining to the purchase of Shares (as defined below) on a forward basis having an aggregate forward purchase price which, when combined with the product of the Number of Shares multiplied by the Forward Price as on the Termination Date (each as defined below), exceeds USD 150,000,000 (the "Forward Price Limit"); provided, however, that an Event of Default shall not be constituted pursuant to this
Section 2(a)(iv) unless Party B's breach of the Forward Price Limit is continuing as of the tenth Business Day following the date on which such breach occurred; (v) the joint and several guarantee, dated February 10, 2000, in the form appended hereto as Exhibit A (the "Guarantee") made by the parties set out in the signature page thereof (the "Guarantors") (x) fails or ceases to be in full force and effect prior to the satisfaction by Party B of all of its obligations to Party A hereunder; or (z) any of the Guarantors disaffirms, repudiates or rejects, in whole or in part, or challenges the validity of the Guarantee; (vi) the occurrence of a default, event of default or other similar condition or event (however described) in respect of Party B under any forward equity purchase transaction pertaining to Shares which may now or hereafter be entered into between Party B and any third party and such third party has exercised any rights under such forward equity purchase transaction, which are predicated upon the occurrence of such default, event of default or similar condition or event, to terminate such transaction prior to its scheduled termination date. Party B hereby covenants and agrees to notify Party A immediately upon the occurrence of any such event and the exercise of such termination rights.

           (b) The Non-defaulting Party may exercise its right to early termination and liquidate the Terminated Transactions by written notice to the Defaulting Party, which notice shall set forth the amount of the termination payment derived by the Non-defaulting Party as set forth above; provided that, in the event Party A becomes subject to a Bankruptcy in the nature of any one of the events specified in Section 5(a)(vii) (1), (3),
(4), (5), (6) or, to the extent analogous thereto, (8), of the ISDA Agreement and any court, tribunal or regulatory authority with competent jurisdiction acting pursuant to any bankruptcy or insolvency law or other similar law affecting Party A makes an order which has or purports to have the effect of prohibiting Party B from terminating the Terminated Transactions at any time after the occurrence of any such events, then the Terminated Transactions shall be deemed to have been terminated immediately upon the occurrence of any of the events specified in Section 5(a)(vii)
(1), (3), (5), (6) or, to the extent analogous thereto, (8) and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition in respect of Section 5(a)(vii)
(4) or, to the extent analogous thereto, (8).

           (c) In the event the termination payment derived in accordance with the foregoing represents an amount owing by the Non-defaulting Party to the Defaulting Party, the Non-defaulting Party shall have the right to set off such termination payment against any amounts payable (whether at such time or in the future or upon the occurrence of a contingency) by the Defaulting Party to the Non-Defaulting Party (irrespective of the currency or the place of payment of the obligation) under any other agreement between the Defaulting Party and the Non-Defaulting Party (the "Other Agreement Amount"). For this purpose, the termination payment or the Other Agreement Amount may be converted into the currency in which the other is denominated by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is not then due, such Other Agreement Amount, or part thereof, may be present-valued by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is unascertained, the Non-defaulting Party may in good faith estimate such amount and set-off in respect of the estimate subject to accounting to the Defaulting Party when the obligation is ascertained.

3.         BASIC REPRESENTATIONS

           Each of the parties hereto makes to the other each of the "Basic Representations" contained in Section 3(a) and (c) of the ISDA Agreement.

4.         TRANSFERABILITY

           Neither this Confirmation nor any interest or obligation in or under this Confirmation may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party and any purported transfer in violation hereof shall be void.

5.         JURISDICTION

           The Confirmation will be governed and construed in accordance with the laws of the State of New York, without reference to the choice of law doctrine. With respect to any suit, action or proceedings relating to this Confirmation ("Proceedings"), each party irrevocably:

           (i) submits to non-exclusive jurisdiction of the courts of the State of New York; and

           (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Confirmation precludes either party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

6.         TERMS

           The terms of the particular Transaction to which this Confirmation relates are as follows:

I.         General Terms

           Trade Date:                      February 10, 2000

           Effective Date:                  February 10, 2000

           Termination Date:                August 31, 2002

           Optional Termination Date:       Any Business Day during the
                                            Term hereof after the
                                            Accumulation Period End Date,
                                            as selected by Party B in
                                            accordance with the Notice
                                            provision of the Settlement
                                            Terms set out below, provided
                                            that Party B may designate no
                                            more than four Optional
                                            Termination Dates per
                                            Calculation Period; provided
                                            further, however, that in the
                                            event Party B designates an
                                            Optional Termination Date in
                                            respect of which Party B has
                                            elected settlement in
                                            accordance with the Net Share
                                            Settlement or Cash Settlement
                                            provisions set out below, Party
                                            B shall not designate any
                                            further Optional Termination
                                            Dates in respect of which Party
                                            B intends to elect settlement
                                            by way of Net Share Settlement
                                            or Cash Settlement until such
                                            time as the settlement process
                                            specified below (including the
                                            Make-whole provisions) in
                                            respect of the initial Optional
                                            Termination Date has been
                                            completed. If Party B elects an
                                            Optional Termination Date
                                            within 90 days after the
                                            Accumulation Period End Date,
                                            Party B shall pay Party A on
                                            the settlement date for such
                                            Optional Termination Date, an
                                            amount equal to USD 50,000
                                            times the Relevant Share Number
                                            divided by the Number of Shares
                                            as of the Accumulation Period
                                            End Date.

         Forward Purchase Seller:           Party A

         Forward Purchase Buyer:            Party B

         Exchange:                          New York Stock Exchange

         Shares:                            The Warnaco Group, Inc. common
                                            shares, par value $0.01
                                            (Exchange designation "WAC"),
                                            CUSIP No. 934390105, quoted in
                                            USD on the Exchange.

         Accumulation Period:               The period commencing on and
                                            including the Effective Date to
                                            and including the earlier of
                                            (x) the date by which Party A,
                                            or any party related to Party A
                                            which has been designated by
                                            Party A to acquire Shares in
                                            respect of this Transaction
                                            (the "Hedge Entity"), has, by
                                            means of one or more purchase
                                            transactions effected on the
                                            Exchange through such period,
                                            accumulated 2,600,000 Shares;
                                            or (y) the third Business Day
                                            following the date on which
                                            Party B's notice to Party A,
                                            given in accordance with
                                            Section 12 of the ISDA
                                            Agreement, requesting the
                                            termination of the Accumulation
                                            Period becomes effective in
                                            accordance with Section 12 (the
                                            date on which such accumulation
                                            is achieved, such aggregate
                                            purchase price is incurred, or
                                            the third Business Day
                                            following the effective date of
                                            such notice (whichever is
                                            sooner) being the "Accumulation
                                            Period End Date").
                                            Notwithstanding the foregoing,
                                            Party B shall have no right to
                                            terminate the Accumulation
                                            Period until Party A has
                                            accumulated at least 1,000,000
                                            Shares.

                                            Party A shall provide to Party
                                            B, no sooner than the third and
                                            no later than the fifth
                                            Business Day following the
                                            trade date of each purchase
                                            transaction, notice setting out
                                            the purchase transaction
                                            effected by Party A or the
                                            Hedge Entity on the relevant
                                            trade date. Party A shall
                                            notify Party B of Party A's
                                            calculation of the Initial
                                            Price on or before the third
                                            Business Day following the
                                            Accumulation Period End Date.

         Number of Shares:                  In respect of any Business Day
                                            within the Term hereof, the
                                            aggregate number of Shares
                                            yielded pursuant to Party A's
                                            or the Hedge Entity's purchase
                                            program as referenced in the
                                            "Accumulation Period" provision
                                            above, less the aggregate of
                                            the Relevant Share Numbers for
                                            all previous partial
                                            settlements (as contemplated by
                                            the Settlement Terms) effected
                                            prior to the relevant date of
                                            determination.

         Business Days:                     London and New York

         Period End Dates: The Period End Dates shall be the last Business Day of February, May, August and
                                            November, beginning after the
                                            Accumulation Period End Date,
                                            up to and including the
                                            Termination Date or the
                                            Optional Termination Date.

         Overnight Rate:                    "Fed Funds O/N" ASK (offer)
                                            rate as quoted on Telerate Page
                                            4833 as of 16:10 (New York
                                            time) on the relevant day of
                                            determination.

         Spread: Plus 137.5 basis points (1.375%); provided, however, that if at any time during the Term hereof Party B enters into a transaction with any other counterparties having terms which are substantially similar to the terms hereof, the Spread applicable to this Transaction shall be the higher of (i) the Spread set out above, or (ii) the Spread provided for in such similar transaction.

         Daily Forward Amount:              For each day of the
                                            Accumulation Period, the
                                            Calculation Agent shall
                                            determine an amount (the "Daily
                                            Forward Amount") in accordance
                                            with the following formula:

                                            [Daily Forward Amounti-1+
                                            (Number of Settled Sharesi x
                                            WAPi)] x [1 + (Accumulation
                                            Period Floating Ratei / 360)]

                                            where, "Daily Forward
                                            Amounti-1" means the Daily
                                            Forward Amount determined in
                                            respect of the day preceding
                                            the relevant day of
                                            determination, "Number of
                                            Settled Sharesi" means the
                                            number of Shares settled by
                                            Party A or the Hedge Entity on
                                            the relevant date of
                                            determination; "WAPi" means the
                                            weighted average of the
                                            respective purchase prices per
                                            Share, each in USD, including a
                                            commission of USD 0.045 per
                                            Share, of all Share purchase
                                            transactions settled by Party A
                                            or the Hedge Entity on the
                                            relevant date of determination,
                                            which weighted average shall be
                                            determined by multiplying each
                                            purchase price by the number of
                                            Shares to which such purchase
                                            price is applicable,
                                            aggregating the products
                                            thereof and dividing such sum
                                            by the total number of
                                            purchased Shares; and
                                            "Accumulation Period Floating
                                            Ratei" means the Overnight Rate
                                            in effect as of the relevant
                                            date of determination, plus the
                                            Spread noted above. For
                                            purposes of giving effect to
                                            the foregoing, Overnight Rate
                                            for any day that is a not
                                            Business Day shall be the
                                            Overnight Rate in effect on the
                                            first Business Day preceding
                                            such day.

         Initial Price:                     The Initial Price shall be the
                                            Daily Forward Amount determined
                                            in respect of the Accumulation
                                            Period End Date divided by the
                                            Number of Shares.

         Forward Period:                    The period commencing on, but
                                            excluding, the Accumulation
                                            Period End Date, to but
                                            excluding the Termination Date.

         Forward Rate: "Zero Coupon USD Swap Rate" quoted on the day which is two London Banking Days prior to the first Business Day of the Forward Period (the
                                            "Determination Date"), for a
                                            Designated Maturity equal to
                                            the actual number of days in
                                            Forward Period, plus Spread.

         Zero Coupon
         USD Swap Rate:                     The fixed rate of interest (a)
                                            that would be paid by the Fixed
                                            Rate Payer on a USD interest
                                            rate swap in which (i) the
                                            Floating Rate Payer makes
                                            quarterly payments, in arrears,
                                            on the Period End Dates at the
                                            3-month USD-LIBOR-BBA rate
                                            (appropriately interpolated in
                                            the event the first Calculation
                                            Period following the
                                            Accumulation Period is less
                                            than three months); (ii) the
                                            Fixed Rate Payer's payments are
                                            compounded quarterly and paid
                                            on the Termination Date only;
                                            (iii) the Day Count Fraction
                                            for both Fixed and Floating
                                            Rate Payers is Actual / 360 and
                                            (b) which would impart to same
                                            swap a mark-to-market value of
                                            zero at inception.

         Forward Price :                    The Forward Price on each
                                            Optional Termination Date or
                                            the Termination Date, shall be
                                            calculated as follows:

                                            [1 + (Forward Rate x Day Count
                                            /360 )] x Initial Price

                                            where "Day Count" is the number
                                            of days in the period
                                            commencing on and including the
                                            Accumulation Period End Date to
                                            but excluding the Optional
                                            Termination Date or Termination
                                            Date, as applicable.

II.   Settlement Terms

         Settlement:                        This Transaction may be
                                            settled, in whole or in part,
                                            on any Optional Termination
                                            Date, and, in the event of a
                                            partial settlement, the
                                            unsettled portion shall remain,
                                            during the Term hereof, a
                                            Transaction for purposes of the
                                            ISDA Agreement. Otherwise, this
                                            Transaction shall terminate,
                                            and the each party's
                                            obligations in respect thereof
                                            shall be settled as provided
                                            for herein following the
                                            occurrence of the Termination
                                            Date. Settlement shall be
                                            effected in accordance with the
                                            settlement mechanism selected
                                            by Party B in its notice given
                                            in accordance with the Notice
                                            provision set out below. All
                                            partial settlements shall be
                                            effected in a minimum amount of
                                            100,000 Shares and additional
                                            integral multiples of 1000
                                            Shares.

         Relevant Share Number:             The Number of Shares or, in the
                                            context of any partial
                                            settlement to be effected on
                                            any Optional Termination Date,
                                            the number of Shares specified
                                            or deemed specified by Party B
                                            in its notice given pursuant to
                                            the Notice provision set out
                                            below.

         Physical Settlement:               Where Physical Settlement is
                                            applicable, on the Optional
                                            Termination Date or Termination
                                            Date, Party A or its Hedge
                                            Entity shall deliver to Party B
                                            Shares equal to the Relevant
                                            Share Number, and Party B shall
                                            pay to Party A an amount, in
                                            USD, equal to the product of
                                            the Forward Price, as
                                            determined on the Optional
                                            Termination Date or the
                                            Termination Date, as
                                            applicable, multiplied by the
                                            Relevant Share Number (the
                                            "Settlement Price"). Any
                                            delivery made pursuant to this
                                            provision shall be on a
                                            delivery versus payment basis
                                            and the due date of such
                                            delivery shall be subject to
                                            adjustment in accordance with
                                            Section 6.2 of the Equity
                                            Definitions in the event of the
                                            occurrence of a Settlement
                                            Disruption Event.

         Disposition Period:                Where Cash Settlement or Net
                                            Share Settlement is elected or
                                            otherwise applies, on the
                                            Optional Termination Date or
                                            Termination Date (as
                                            applicable) (the "Commencement
                                            Date"), Party A or the Hedge
                                            Entity shall commence selling
                                            the Shares acquired by Party A
                                            or the Hedge Entity during the
                                            Accumulation Period. The
                                            following definitions will
                                            apply to this sale program. (I)
                                            "Final Trading Date": the
                                            earlier of (1) the date on
                                            which Party A, or the Hedge
                                            Entity, has effected
                                            transactions on the Exchange by
                                            which it has completed the sale
                                            of Shares equal to the Relevant
                                            Share Number, (2) the 90th
                                            calendar day following the
                                            Commencement Date, and, in the
                                            case of Net Share Settlement
                                            only, (3) the date on which
                                            Party A, or the Hedge Entity,
                                            has effected transactions on
                                            the exchange such that the
                                            Daily Settlement Amount (as
                                            defined below) is an amount
                                            less than or equal to zero (a
                                            "Zero Settlement Amount");
                                            provided, however, that Party A
                                            and the Hedge Entity shall be
                                            deemed not to have effected
                                            transactions such that the
                                            absolute value of a negative
                                            Daily Settlement Amount is
                                            equal to or greater than the
                                            closing price for one Exchange
                                            Board Lot (100) of Shares, as
                                            reported by the Exchange in
                                            respect of the Final Trading
                                            Date. (II) "Final Settlement
                                            Date": the day on which any
                                            sale transaction effected on
                                            the Exchange on the Final
                                            Trading Date would settle.
                                            (III) "Disposition Settlement
                                            Day": each day of the period
                                            commencing on, and including,
                                            the Commencement Date to, and
                                            including, the Final Settlement
                                            Date. (IV) "Disposition Trading
                                            Day": in respect of any
                                            Disposition Settlement Day, the
                                            day on which any sale
                                            transaction effected on the
                                            Exchange that settles on such
                                            Disposition Settlement Day is
                                            effected. (V) "Disposition
                                            Period": the period beginning
                                            with the Commencement Day, and
                                            continuing up to and including
                                            the Final Settlement Date.
                                            Notwithstanding the foregoing,
                                            the Disposition Period shall
                                            not be less than 15 days and
                                            Party A shall, in effecting
                                            sales, observe the volume
                                            constraints prescribed by Rule
                                            10b-18 under the Securities
                                            Exchange Act of 1934 as if
                                            those constraints applied to
                                            sales of securities.

         Daily Settlement Amount:           Where Cash Settlement or Net
                                            Share Settlement is applicable,
                                            for each day beginning with the
                                            Commencement Day, Party A shall
                                            determine an amount (the "Daily
                                            Settlement Amount"), in USD, in
                                            accordance with the following
                                            formulae:

                                            SA0= Forward Price x Relevant
                                            Share Number SAi = SAi-1 x (1+
                                            ONi-1/360) - Number of Settled
                                            Sharesi x Pi

                                            where "Number of Settled
                                            Sharesi" means the number of
                                            Shares the sale of which is
                                            settled by Party A or its Hedge
                                            Entity, on the relevant day of
                                            determination, "Pi" means the
                                            greater of (a) the weighted
                                            average of the sale prices per
                                            Share, including a commission
                                            of USD 0.045 per Share, of all
                                            Share sale transactions settled
                                            by Party A or the Hedge Entity
                                            on the relevant day of
                                            determination and (b) the
                                            modified volume-weighted
                                            average per-Share price as
                                            determined by means of the
                                            Bloomberg service, for trading
                                            in the Shares on the
                                            Disposition Trading Day whose
                                            corresponding Disposition
                                            Settlement Day is the relevant
                                            day of determination, and
                                            adjusted by Party A to (i)
                                            include a commission of USD
                                            0.045 per Share (ii) exclude
                                            the first trade in the Shares
                                            effected on the Exchange on
                                            such Disposition Trading Day;
                                            and (iii) exclude all trades in
                                            Shares effected on the Exchange
                                            on such Disposition Trading Day
                                            within 60 minutes of the close
                                            of trading on such day, "SA0"
                                            means the Daily Settlement
                                            Amount determined in respect of
                                            the Commencement Date, Forward
                                            Price is as determined on the
                                            Optional Termination Date or
                                            the Termination Date, as
                                            applicable, "SAi" means the
                                            Daily Settlement Amount
                                            determined in respect of the
                                            relevant day of determination,
                                            "SAi-1" means the Daily
                                            Settlement Amount determined
                                            for the day preceding the
                                            relevant day of determination,
                                            and ONi-1 means a rate of
                                            interest equal to the Overnight
                                            Rate in effect as of the day
                                            preceding the relevant day of
                                            determination, plus the Spread.

                                            The Daily Settlement Amount
                                            determined in respect of the
                                            Final Settlement Date shall be
                                            the Final Settlement Amount.
                                            For purposes of giving effect
                                            to the foregoing, "Number of
                                            Settled Sharesi" and "VWAPi"
                                            shall be deemed to be zero on
                                            any day in the Disposition
                                            Period which is not an Exchange
                                            Business Day.

         Notice of Sale Transactions:       Party A shall provide to Party
                                            B, on or before the first
                                            Business Day following the
                                            trade date of each sale
                                            transaction, notice setting out
                                            the sale transaction effected
                                            by Party A or the Hedge Entity
                                            on the relevant trade date and
                                            Party A's calculation of the
                                            Daily Settlement Amount in
                                            respect of such trade date.

         Cash Settlement:                   Where Cash Settlement is
                                            applicable, if the Final
                                            Settlement Amount as determined
                                            above is negative, Party A
                                            shall pay to Party B the
                                            absolute value of such amount
                                            on the Final Settlement Date.
                                            If such amount is positive,
                                            Party B shall pay to Party A
                                            such amount on the later of (i)
                                            the Final Settlement Date or
                                            (ii) the first Business Day
                                            following the date on which
                                            Party A's notice to Party B
                                            that such Final Settlement
                                            Amount is owing by Party B
                                            becomes effective in accordance
                                            with Section 12 of the ISDA
                                            Agreement.

         Net Share Settlement:              Where Net Share Settlement is
                                            applicable, if the Final
                                            Settlement Amount is a Zero
                                            Settlement Amount, then Party A
                                            or its Hedge Entity shall
                                            deliver to Party B (1) Shares
                                            equal in number to the number
                                            of unsold Hedge Shares, and (2)
                                            the absolute value of the Final
                                            Settlement Amount, in USD, on
                                            or before the Net Share
                                            Settlement Date. If the Final
                                            Settlement Amount is positive,
                                            Party A shall determine a
                                            number of Shares (the "Initial
                                            Settlement Number") in
                                            accordance with the following
                                            formula:

                                                     Final Settlement Amount /
                                                     Closing Price

                                            where "Closing Price" is the
                                            closing price of the Shares as
                                            reported by the Exchange on the
                                            Final Settlement Date, and
                                            Party B shall, at its option,
                                            either (i) deliver to Party A
                                            Shares equal in number to
                                            such Initial Settlement Number
                                            (such Shares being the
                                            "Settlement Shares") or (ii)
                                            pay to Party A an amount in USD
                                            equal to the Final Settlement
                                            Amount, on or before the Net
                                            Share Settlement Date.

                                            If, pursuant to the preceding
                                            paragraph, Party B has elected
                                            to deliver Settlement Shares,
                                            on the Net Share Settlement
                                            Date, Party A or its Hedge
                                            Entity shall commence selling
                                            the Settlement Shares and shall
                                            continue calculating the Daily
                                            Settlement Amount as specified
                                            above. On each day until the
                                            earlier of 90 calendar days
                                            following the Net Share
                                            Settlement Date or the day on
                                            which the Daily Settlement
                                            Amount is a Zero Settlement
                                            Amount, (such day being the
                                            "Make-Whole Period End Date"
                                            and the period commencing on
                                            the Net Share Settlement Date
                                            up to such day being the
                                            "Make-Whole Period"), Party A
                                            shall calculate (i) an amount
                                            (the "Daily Make-Whole Amount")
                                            according to the formula:

                                                     Daily Settlement Amount -
                                                     Closing Price x Remaining
                                                     Number of Shares

                                            and (ii) a number of shares
                                            (the "Daily Make-Whole Number")
                                            according to the formula:

                                                     Daily Make-Whole Amount /
                                                     Closing Price

                                            where "Closing Price" is the
                                            closing price of the Shares as
                                            reported by the Exchange on the
                                            day of determination, and
                                            Remaining Number of Settlement
                                            Shares is (i) the Initial
                                            Settlement Number; (ii) minus
                                            the aggregate of all Shares
                                            sold, on a settlement basis,
                                            pursuant to this provision
                                            during the Make-Whole Period,
                                            (iii) plus the aggregate of all
                                            Make-Whole Shares, as defined
                                            below, delivered to Party A
                                            pursuant to this provision (iv)
                                            minus the aggregate of all
                                            Shares delivered by Party A to
                                            Party B as required below in
                                            the event of a negative Daily
                                            Make-Whole Amount. If, on (a)
                                            the tenth Business Day
                                            following the Net Share
                                            Settlement Date and any
                                            following tenth Business Day
                                            during the Make-Whole Period,
                                            the Daily Make-Whole Amount is
                                            greater than 1,000,000, or (b)
                                            on any Business Day during the
                                            Make-Whole Period the Daily
                                            Make-Whole Amount is greater
                                            than 4,000,000, Party B shall
                                            either (i) deliver to Party A,
                                            Shares equal in number to the
                                            Daily Make-Whole Number (such
                                            Shares being the "Make-Whole
                                            Shares") on or before the first
                                            Business Day following the
                                            relevant day of demand; or, at
                                            the option of Party B, (ii) pay
                                            to Party A an amount in USD
                                            equal to the Daily Make-Whole
                                            Amount to be paid on or before
                                            the first Business Day
                                            following such day of demand.
                                            In the event that Party B
                                            elects option (ii), then the
                                            Daily Settlement Amount shall
                                            be adjusted downwards by the
                                            Daily Make-Whole Amount on the
                                            day Party A receives the full
                                            payment. If (x) on any tenth
                                            Business Day following the Net
                                            Share Settlement Date and any
                                            following tenth Business Day
                                            during the Make-Whole Period,
                                            the Daily Make-Whole Amount is
                                            negative and its absolute value
                                            is greater than 1,000,000, or
                                            (y) on any Business Day during
                                            the Make-Whole Period, the
                                            Daily Make-Whole Amount is
                                            negative and its absolute value
                                            is greater than 4,000,000,
                                            Party A shall, on or before the
                                            following Business Day, deliver
                                            to Party B Shares equal in the
                                            number to the absolute value of
                                            the Daily Make-Whole Number.

                                            On the first Business Day
                                            following the Make-Whole Period
                                            End Date (the "Final Make-Whole
                                            Settlement Day"), Party A will
                                            deliver to Party B, shares
                                            equal in number to the
                                            Remaining Number of Settlement
                                            Shares. If the Daily Settlement
                                            Amount, on the Make-Whole
                                            Period End Date (being the
                                            "Final Make-Whole Amount") is
                                            positive, then Party B shall
                                            pay to Party A on the Final
                                            Make-Whole Settlement Day an
                                            amount in USD equal to the
                                            Final Make-Whole Amount. If the
                                            Final Make-Whole Amount is
                                            negative, then Party A shall
                                            pay to Party B an amount in USD
                                            equal to the absolute value of
                                            the Final Make-Whole Amount.

         Break Funding Amount:              On any Optional Termination
                                            Date, Party A shall calculate
                                            the Break Funding Amount. If
                                            the Break Funding Amount is
                                            positive, then, in addition to
                                            any other amount then payable
                                            by Party B, Party B shall also
                                            pay to Party A, on such date,
                                            the Break Funding Amount. If
                                            the Break Funding Amount is
                                            negative, then Party A shall
                                            pay to Party B, on such date,
                                            the absolute value of the Break
                                            Funding Amount. For purposes,
                                            hereof, "Break Funding Amount"
                                            means the amount, determined by
                                            Party A in a commercially
                                            reasonable manner, equal to (1)
                                            the mark-to-market value to
                                            Party A as of the Optional
                                            Termination Date, of a swap
                                            incorporating the terms set out
                                            in the definition of Zero
                                            Coupon USD Swap Rate as if (i)
                                            Party A were the Floating Rate
                                            Payer, (ii) the Notional Amount
                                            were equal to the Initial Price
                                            multiplied by the Relevant
                                            Share Number; (iii) the
                                            original term of such swap were
                                            equal to the Term hereof, and
                                            (iv) no amounts then due under
                                            such swap remain unpaid, minus
                                            (2) an amount equal to the
                                            Relevant Share Number
                                            multiplied by the difference
                                            between the Zero Spread Forward
                                            Price calculated as of the
                                            relevant Optional Termination
                                            Date and the Initial Price,
                                            where "Zero Spread Forward
                                            Price " is calculated in the
                                            same manner as the Forward
                                            Price but for a Spread of 0%.

         Net Share Settlement Date:         The second Clearance System
                                            Business Day following the
                                            Final Settlement Date, subject
                                            to adjustment in accordance
                                            with Section 6.2 of the Equity
                                            Definitions in the event of the
                                            occurrence of a Settlement
                                            Disruption Event.

         Notice:                            In the event Party B intends to
                                            effect a settlement on any
                                            Optional Termination Date,
                                            Party B shall provide Party A
                                            with prior written notice of
                                            its intention to exercise its
                                            rights to settle this
                                            Transaction on such Optional
                                            Termination Date and such
                                            notice must become effective in
                                            accordance with Section 12 of
                                            the ISDA Agreement on or before
                                            the 3rd day preceding the
                                            Optional Termination Date on
                                            which Party B intends to effect
                                            a settlement. If Party B's
                                            notice does not become
                                            effective on or before such 3rd
                                            day, Party B shall be deemed to
                                            have elected to effect a
                                            settlement on the next
                                            following Optional Termination
                                            Date; provided, however, that
                                            no such notice may be given (i)
                                            on any day during the
                                            Accumulation Period; or (ii)
                                            following the occurrence of an
                                            Event of Default with respect
                                            to Party B. Other than in the
                                            context of any partial
                                            settlement, Party B shall
                                            indicate in such notice whether
                                            settlement will be by Physical
                                            Settlement, Cash Settlement or
                                            Net Share Settlement. In the
                                            context of any partial
                                            settlement, Party B shall
                                            specify the number of Shares in
                                            respect of which settlement
                                            will be effected. If such
                                            notice does not so specify the
                                            manner of settlement, Physical
                                            Settlement shall apply and if
                                            such notice does not specify
                                            the number of Shares in respect
                                            of which settlement will be
                                            effected, Party B shall be
                                            deemed to have elected to
                                            effect settlement in respect of
                                            the full Number of Shares then
                                            in effect. If Party B wishes,
                                            in the context of the
                                            Termination Date, to effect
                                            settlement otherwise than by
                                            Physical Settlement, Party B
                                            shall so notify Party A and
                                            such notice must become
                                            effective in accordance with
                                            Section 12 of the ISDA
                                            Agreement on or before the 3rd
                                            day prior to the Termination
                                            Date failing which Party B
                                            shall be deemed to have elected
                                            to utilize Physical Settlement.

Inability to Sell/Purchase Shares:          If, in the context of Net Share
                                            Settlement, Cash Settlement, or
                                            any other provision hereof
                                            which, in order to give effect
                                            thereto, requires Party A to
                                            sell Shares (other than to
                                            Party B), (1) Party A is unable
                                            to effect a sale by any
                                            reasonably economic, viable or
                                            practicable means, including a
                                            private placement transaction,
                                            of the requisite number of
                                            Shares on or before the Final
                                            Trading Day for purposes of
                                            determining the Final
                                            Settlement Amount for any
                                            reason including, without
                                            limitation, because such Shares
                                            have a prospectus delivery
                                            requirement and Party B is
                                            unable to provide Party A with
                                            a current prospectus, or (2)
                                            the Disposition Period
                                            otherwise expires prior to
                                            Party A being able to effect
                                            the necessary sales, then,
                                            Party B shall be deemed to have
                                            elected Physical Settlement
                                            with respect to the unsold
                                            portion of such requisite
                                            number of Shares, and Party B
                                            shall, within one Business Day
                                            of the date it is advised by
                                            Party A that a sale of all such
                                            Shares was not effected,
                                            repurchase the unsold Shares,
                                            for USD, in an amount per Share
                                            that, when combined with all
                                            amounts received by Party A for
                                            all effected sales of Shares,
                                            results in Party A receiving an
                                            amount equal to the amount
                                            Party A would have received had
                                            Physical Settlement been
                                            elected. If, in the context of
                                            Physical Settlement or the
                                            application of the Registration
                                            of Shares provision or any
                                            other provision of this
                                            Confirmation which, in order to
                                            give effect thereto, requires
                                            delivery of Shares to Party B
                                            by Party A, Party B is unable,
                                            due to the application of
                                            applicable law, at the relevant
                                            time to take delivery of such
                                            Shares, a Termination Event
                                            shall be deemed to have
                                            occurred for purposes of the
                                            ISDA Agreement and in respect
                                            of which (i) Party B shall be
                                            the Affected Party, (ii) this
                                            Transaction shall be the only
                                            Affected Transaction, (iii) and
                                            the payment measure shall be
                                            Loss (as such terms are defined
                                            in the ISDA Agreement).

         Good Delivery:                     Any party required to deliver
                                            Shares hereunder (the
                                            Delivering Party") shall
                                            transfer good title to such
                                            Shares, and such Shares shall
                                            be freely transferable
                                            (together with any prospectus
                                            required by applicable law) and
                                            free and clear of any liens,
                                            charges, claims and
                                            encumbrances. Delivery shall be
                                            effected by book-entry transfer
                                            of the Shares to an account
                                            with The Depository Trust
                                            Company (the "Clearance
                                            System") in the name of the
                                            recipient (or, where escrow
                                            settlement is applicable, the
                                            name of the escrow agent) as is
                                            designated by the recipient.


III.  Dividends

         If on any day during the Term hereof a cash dividend paid by Party B in respect of the Shares the record date of which precedes the Termination Date, is received by Party A or the Hedge Entity, Party A or the Hedge Entity shall pay to Party B an amount equal to such dividend on or before the second Business Day immediately following the date of receipt of such dividend by Party A or the Hedge Entity (such second Business Day being the "Dividend Payment Date"). Upon the request by Party B (which must be recieved by Party A on or before 10:00 a.m. (New York time) on the relevant Dividend Payment Date), Party A shall deliver to Party B the equivalent of such amount in Shares (less a commission of not more than USD
0.045 per Share) which equivalent shall be based upon the price at which Party A is then able (acting reasonably) to purchase Shares plus an amount, in USD, equal to any residual cash in the event that the foregoing amount cannot be fully converted into whole Shares.

IV. Decline in Share Price/Decline in Credit Rating/Termination of Credit Agreement

         In the event that on any Business Day during the Term of this Transaction (other than the Accumulation Period) or on any of the five Business Days preceding such Business Day (i) the closing price per Share as quoted by the Exchange on such day is USD $5.00 or less, (ii) Standard & Poor's Rating Service, a division of McGraw-Hill Inc., reports a rating below BBB-, or no longer assigns a rating, or Moody's Investor Services Inc. reports a rating below Baa3, or no longer assigns a rating, with respect to Party B's Long-Term Debt, or (iii) Party B prepays all amounts outstanding under, and terminates, the Credit Agreement, or provides notice of an intention to prepay all amounts outstanding under, and terminate, the Credit Agreement or all commitments of the Lenders thereunder have terminated or expired, Party A may upon notice to Party B, given in accordance with Section 12 of the ISDA Agreement, and provided an Event of Default or Termination Event has not occurred with respect to Party A or is then continuing (and which, in the context of a Termination Event, renders this Transaction an Affected Transaction) and provided an Early Termination Date has not been designated in respect of this Transaction, elect to terminate this Transaction in its entirety. Party B shall, on or before the first Business Day following the date on which Party A's termination notice becomes effective, notify Party A of the manner in which this Transaction shall be settled (and, failing such notification, Party B shall be deemed to have elected Cash Settlement). If Party B elects Cash Settlement or Net Share Settlement, for purposes of giving effect to such provisions, the commencement of the Disposition Period shall be the first Exchange Business Day following the date on which Party B's election notice became effective. If Party B elects Physical Settlement, settlement shall be effected on the third Business Day following the Election Date in accordance with, and subject to, the Physical Settlement provision set out above. Party B shall provide written notice to Party A of the occurrence of event (ii) above and, in the event Party A is, at the relevant time, no longer Administration Agent under the Credit Agreement, event (iii) above and, for purposes of applying the five-Business Day period referred to above, the date on which Party B's notice becomes effective in accordance with Section 12 of the ISDA Agreement shall be deemed to be the Business Day on which the relevant event occurred; provided, however, that the failure of Party B to so notify Party A of the occurrence of the relevant event shall in no way preclude Party A from invoking termination pursuant to this provision in the event Party A becomes aware of such occurrence by independent means.

         The parties hereto agree that the occurrence of the events (i),
(ii) or (iii) referred to in the preceding paragraph shall in no way be construed as the occurrence of an Event of Default as contemplated by the ISDA Agreement.

         For purposes hereof, "Long-Term Debt" means the then current senior unsecured, non-credit-enhanced, long-term indebtedness issued by Party B.

V.    Adjustments

         For purposes of Article 9 of the Equity Definitions, any reference to the term "Share Swap Transaction" shall be deemed to mean "Forward Purchase Transaction"; provided, however, that "Potential Adjustment Event" shall exclude the declaration or payment of any cash dividends in respect of the Shares.

         Method of Adjustment:              Calculation Agent Adjustment

         Calculation Agent:                 Party A

VI.   Extraordinary Events

         Consequences of Merger Events:

         (a)  Share-for-Share:              Alternative Obligation
         (b)  Share-for-Other:              Cancellation and Payment
         (c)  Share-for-Combined:           Alternative Obligation

         Nationalization or Insolvency:     Cancellation and Payment

VII.  Regulatory Event

If during the Term of this Transaction, The Warnaco Group, Inc. effects any action, including any action with respect to its capital structure, the result of which is that Party A, or the Hedge Entity, then owns more of any class of outstanding voting shares of Party B pursuant to this transaction than is permitted by the Bank Holding Company Act of 1956, as amended, or other federal legislation (the "Regulatory Limit"), then, Party A shall so notify Party B and Party B shall be deemed to have elected to partially settle this Transaction but only to the extent to which the Number of Shares exceeds the Regulatory Limit (which excess shall be the Relevant Share Number for purposes of the Settlement terms set out above). If Party B elects Physical Settlement, the relevant portion of this Transaction shall be settled on the first Business Day following the Election Date subject to adjustment in accordance with Section 6.2 of the Equity Definitions in the event of the occurrence of a Settlement Disruption Event (such Business Day being the Physical Settlement Date). Party B shall specify the mode of settlement on or before the first Business Day (the "Election Date") following the date on which Party A's notice to Party B became effective failing which Party B shall be deemed to have elected Physical Settlement. If Party B elects Net Share Settlement or Cash-Settlement, for purposes of giving effect thereto, the number of Shares to be sold shall be the Relevant Share Number and the Commencement Date of the Disposition Period shall be deemed to be the first Exchange Business Day following the Election Date. In addition to any other amount then payable by Party B, Party B shall also pay to Party A, on (i) the Physical Settlement Date, in the context of a Physical Settlement election; or (ii) on the Net Share Settlement Date, in the context of a Net Share or Cash Settlement election, the Break Funding Amount as defined above except that the reference therein to "Optional Termination Date" shall mean the Election Date.

VIII. Registration of Shares

Notwithstanding any other provision hereof (including, without limitation, any election of Net Share Settlement or Cash Settlement by Party B but excluding any election by Party B of Net Share Settlement or Cash Settlement under "Decline in Share Price/Decline in Credit Rating" above), unless both parties hereto conclude that a public sale of the Shares acquired by it or the Hedge Entity in connection with this Transaction does not require registration under the Securities Act of 1933 (the "Securities Act"), which conclusion shall be communicated by each party to the other, by means of any of the methods specified in Section 12 of the ISDA Agreement, as promptly as is reasonable practicable, and in any event by the first Business Day following a Termination Date or Optional Termination Date, as applicable, Physical Settlement shall apply with respect to such Termination Date or Optional Termination Date unless the following conditions have been satisfied: (i) on the Optional Termination Date or Termination Date (or, in the context of a Regulatory Event, the Election
Date), as the case may be, a registration statement (a "Registration Statement") naming as selling shareholders Party A and the Hedge Entity and covering the public resale of all Shares held by Party A or the Hedge Entity to hedge this Transaction and all Shares deliverable by Party B to Party A pursuant to the Net Share Settlement provisions hereof (collectively, the "Registrable Shares") shall have been filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act, and no stop order shall be in effect with respect to such Registration Statement; (ii) a printed prospectus relating to the Registrable Shares (including any prospectus supplement thereto and amendments thereof, a "Prospectus") shall have been delivered to Party A and the Hedge Entity in such quantities as Party A shall have requested no later than the Optional Termination Date, Termination Date or Election Date; (iii) the Registration Statement and the Prospectus shall be in form and substance reasonably satisfactory to Party A; (iv) no later than the Exchange Business Day before the Optional Termination Date, Termination Date or Election Date, Party A and Party B shall have entered into an agreement (a "Transfer Agreement") in connection with the public resale of the Registrable Shares by Party A and the Hedge Entity substantially similar to underwriting agreements customary for underwritten offerings of equity securities, in form and substance reasonably satisfactory to Party A and Party B, providing for (without limitation): indemnification of, and continuation in connection with the liability of, Party A and the Hedge Entity, the delivery of customary opinions of counsel and accountants "comfort letters", the continuous effectiveness of the Registration Statement until the fortieth day after the Optional Termination Date, Termination Date or Election Date, or if earlier, such time as all Registrable Shares have been resold pursuant thereto and all expenses in connection with such resale, including all registration costs and all fees and expenses of counsel for each of Party A and Party B, have been paid by Party B; (v) Party A and the Hedge Entity shall have been afforded a reasonable opportunity to conduct a due diligence investigation with respect to The Warnaco Group, Inc. customary in scope for underwritten offerings of equity securities, and acceptance of the results of such investigation by Party A and the Hedge Entity cannot be unreasonably withheld; (vi) all conditions to the obligations of each party under the Transfer Agreement shall have been satisfied or waived no later than the Optional Termination Date, Termination Date or Election Date, and (vii) the representations and warranties of Party B set forth herein and in the Transfer Agreement shall be true and correct on the date of delivery of Registrable Shares to purchasers of such Shares as though made at such time, and Party B shall have performed all its obligations set forth herein and in such Transfer Agreement to be performed by such time.

If, in the context of the Decline in Share Price/Decline in Credit Rating /Termination of Credit Agreement provision, Party B has elected Cash Settlement or in the event Party B has elected Net Share Settlement and Party B is required to deliver Shares to Party A and any condition specified in items (i) - (vii) of the previous paragraph shall not have been satisfied in the manner and at the times specified therein, Party A may determine to (a) have some or all Registrable Shares sold in one or more transactions exempt from the registration requirements of the Securities Act, or (b) extend this Transaction in order to give Party B more time to satisfy such conditions. If Party A chooses the action set forth in clause (a) above, Party B shall pay all costs of such sales by Party A, including, without limitation, any applicable sales or purchase taxes, transfer taxes and commissions. If Party A chooses the action set forth in clause (b) above, the Calculation Agent will in its reasonable discretion adjust the terms hereof to take into account any additional costs to Party A and the Hedge Entity of such extension.

7.       ADDITIONAL REPRESENTATIONS

         Each party will be deemed to represent to the other on the date of this Confirmation that, with respect to this Transaction (1) It is entering into this Transaction for its own account and not with a view to transfer, resale or distribution, (2) it is an "accredited investor" within the meaning of Rule 510(a) of Regulation D under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this Transaction, and (3) it understands and acknowledges that this Transaction may involve the purchase or sale of a "security" as defined in the Securities Act and the securities laws of certain states, and that any such security has not been registered under the Securities Act or the securities laws of any state and, therefore, may not be sold, pledged, hypothecated, transferred or otherwise disposed of unless such security is registered under the Securities Act and any applicable state securities law, or an exemption from registration is available.

8.       ADDITIONAL REPRESENTATIONS AND COVENANTS

         (a)      Party B Representations

         Party B represents to Party A that (1) as of the Trade Date hereof, it is not in possession of any material non-public information with respect to itself; (2) as of the Trade Date hereof, it is not entering into this Transaction for the purpose of manipulating the market price or value of the Shares; (3) as of the Trade Date hereof, no "restricted period" for purposes of Rule 102 of Regulation M under the Securities Exchange Act of 1934 (respectively, "Regulation M" and the "Exchange Act") and no tender offer for Shares (whether by Party B or any other third party) is in effect or (or in the case of a tender offer by Party B) has been in effect within the preceding ten Business Days; and (4) it is entering into this Transaction in connection with its Share repurchase program which was most recently approved by its board of directors on March 1, 1999 and most recently publicly announced on March 2, 1999, solely for the purposes stated in such board resolution and public disclosure.

         (b)      Party B Covenants

         Party B covenants to Party A that (1) Party B shall not commence a "distribution" (as defined in Regulation M) of Shares or a tender offer for Shares during the Accumulation Period; (2) no "restricted period" for purposes of Rule 102 of Regulation M will be in effect on any day on which Party A is required, pursuant to the terms hereof, to deliver Shares to Party B (any such day being, for purposes of this paragraph, a "Settlement Date", and no tender offer for Shares by Party B will be in effect on any Settlement Date or within the preceding ten Business Days of any day thereof; (3) Party B shall not, and shall cause its affiliated purchasers (as defined in Rule 10b-18 under the Exchange Act) not to, purchase Shares during the Accumulation Period; (4) Party B shall not disclose any material non-public information with respect to itself to Party A without Party A's consent; (5) if at any time during the Disposition Period Party B comes to have possession of material non-public information with respect to itself, Party B will notify Party A that a blackout period is in effect, and when Party B ceases to be in possession of material non-public information, Party B will notify Party A that the blackout period has ended.

         (c)      Party A Covenants

         Party A covenants to Party B that Party A shall not sell, nor make any offers to sell during any blackout period or any restricted period in respect of either of which Party A is in receipt of notice from Party B or Group given in accordance with Section 12 of the ISDA Agreement.

9.       ADDITIONAL AGREEMENT

         Each party agrees that it will comply, in connection with this Transaction and all related or contemporaneous sales and purchases of Shares, with the applicable provisions of the Securities Act, the Exchange Act, and the rules and regulations thereunder, including, without limitation, Rules 10b-5 under the Exchange Act, provided that each party shall be entitled to rely conclusively on any information communicated by the other party concerning such other party's market activities. Party A represents to Party B and agrees that, in effecting the purchase transactions referred to opposite "Accumulation Period", above, Party A shall make bids for and purchases of the Shares only in accordance with the price, volume, timing, and method of bidding and purchasing constraints set forth in Rule 10b-18 under the Exchange Act, as if Party A were the issuer of the Shares and wished to avail itself of the protections afforded by that rule.

10.      THIRD PARTY TERMINATION RIGHTS

         Party B hereby covenants and agrees with Party A that in the event that Party B is now or hereafter becomes party to a forward equity purchase transaction pertaining to Shares with any other party and such transaction grants to such other party termination rights which are not included herein or, if included, which may be invoked prior to the time or point at which such termination rights may be invoked by Party A pursuant to the terms hereof (with the exception of item (i) of Section (6)(IV) hereunder, which is specifically excluded from this Section 10), Party B shall immediately notify Party A of the existence of such termination right and this Confirmation shall be deemed to be automatically amended in order to incorporate such termination right (together with all attendant definitions and ancillary provisions contained in such other transaction which may be necessary to give meaning or effect to such termination right) for the benefit of Party A hereunder, mutatis mutandis.

11.      MISCELLANEOUS

         Wire Instructions:      Party A:
                                 SunTrust Bank
                                 ABA#061000104
                                 Account No.: Bond Wire Clearance, 9088000095
                                 Attention: Financial Risk Management,
                                            Operations

                                 Party B:
                                 ABA #021000089
                                 Citibank N.A.
                                 New York, NY
                                 for credit to: Warnaco Inc. Account
                                                #3846-9277

12.      OFFICES

         (a) The Office of Party A for this Transaction is Atlanta; and

         (b) The Office of Party B for this Transaction is New York.

13.      NOTICE ADDRESSES

Notices and communications under this Confirmation should be addressed to:

For Party A:

         SunTrust Equitable Securities
         303 Peachtree Street, 23rd Floor
         Atlanta, Georgia 30308
         Attn: Fred D. Woolf, Vice President

For Party B:

         The Warnaco Group, Inc.
         90 Park Avenue
         New York, New York 10016
         Attn: Carl Deddens
         Telephone: (212) 287-8281


         Please confirm that the foregoing correctly sets forth the terms of our agreement, as amended, by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

                                                Yours truly,

                                                SUNTRUST BANK



                                                By:          /s/
                                                    --------------------------
                                                Name:
                                                Title:


Confirmed as of the date first
above written:

THE WARNACO GROUP, INC.



By:  /s/
     ------------------------------
Name:
Title: